Exhibit 10.1
RIDER TO ADD PRINCIPAL/INDEMNITOR AND FIFTH AMENDMENT TO
RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY
AGREEMENT
     THIS RIDER TO ADD PRINCIPAL/INDEMNITOR AND FIFTH AMENDMENT TO RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT (“this Fifth Amendment”) is entered into as of the 29th day of September, 2008, by and among INTEGRATED ELECTRICAL SERVICES, INC., a Tennessee corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A, in their capacity as named Principal under any Bond (individually and collectively “Principal”); and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit B (along with Principal, individually and collectively “Indemnitors”); and FEDERAL INSURANCE COMPANY, an Indiana corporation, SAFECO INSURANCE COMPANY OF AMERICA, a Washington corporation, and each of their Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively “Surety”). All capitalized terms will have the meaning set out in Section 1.
W I T N E S S E T H:
     WHEREAS, Indemnitors and Surety entered into that certain Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of May 12, 2006, as amended by First Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of October 31, 2006, Rider to Add Principal/Indemnitor and Second Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of December 28, 2006, Third Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of May 1, 2007, and Fourth Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated October 1, 2007 (collectively “the Agreement”), the terms of which are incorporated herein by this reference; and
     WHEREAS, the parties desire to enter into this Fifth Amendment for the purpose of amending and modifying the Agreement, as set out in this Fifth Amendment.
     NOW, THEREFORE, in consideration of the foregoing premises and other mutual considerations, the undersigned agree as follows:
     1. Definitions; Exhibits A and B. Unless otherwise specifically defined in this Fifth Amendment, all capitalized terms will have the meaning set out in the Agreement.
     The definition of “Indemnity Agreement” is modified to include the following:
General Agreement of Indemnity for Contractors to be executed in October of 2008, by Indemnitors in favor of Surety.

     The definition of Surety is hereby deleted in its entirety and replaced with the following:
“Surety” means Federal Insurance Company, an Indiana corporation, and Safeco Insurance of America, a Washington corporation, their Affiliates and Subsidiaries and any other companies writing bonds for which this Agreement is consideration (and other companies from whom Surety procures bonds for Principal) and their co-sureties, and reinsurers and their successors and assigns.
     The following sentence is added to the end of the definition of “Surety Loss”: Notwithstanding the foregoing, Safeco Insurance Company of America will be responsible for legal fees incurred with its counsel to add it to the Surety Credit Documents as a Surety.
     Exhibits A and B to the Agreement are hereby deleted in their entirety and replaced with Exhibits A and B to this Fifth Amendment.
     2. Due Diligence Items Required to be Delivered by Indemnitors. Indemnitors will deliver to Surety each of the following, in form and substance satisfactory to Surety and its counsel:
     (a) Favorable opinion of counsel to Principal and Indemnitors in form acceptable to Surety and its counsel, opining as to the validity and enforceability of the documents entered into between and among Surety and Indemnitors and opining to the perfection of the security interests of Surety in the Collateral. Said enforceability opinion will include an opinion that Integrated Electrical Services, Inc. is duly formed and that Indemnitors are validly existing, the execution and delivery of the documents, the fulfillment of the respective terms and conditions thereof, and the consummation of the respective transactions contemplated thereby will not violate any provisions of applicable law or require any governmental approvals that have not been obtained or taken, and will not conflict with or constitute a breach a default under the charter of incorporation, bylaws, or other governing documents of any of Indemnitors, as amended, or any material agreement, indenture, or other Debt instrument to which any of Indemnitors are a party or by which any of Indemnitors are bound, or any law, ordinance, administrative regulation, or decree of court, that is applicable to any of Indemnitors;
     (b) evidence of the good standing of each of Indemnitors in the jurisdiction in which such Indemnitor is formed;
     (c) an officer’s certificate of each of Indemnitors listed as a signatory to this Fifth Amendment that was not a signatory to the Agreement (each such Indemnitor being referred to in this Section 2 and Sections 6 and 7 as a “New Indemnitor”) certifying appropriate resolutions authorizing the execution, delivery, and performance of the applicable Surety Credit Documents, certifying that such resolutions have been approved in accordance with each of Indemnitors’ governing documents, and certifying incumbencies and true signatures of the officers so authorized; and

     (d) an Officer’s Certificate of each of Indemnitors (other than New Indemnitors) certifying that the Resolutions attached to the Officer’s Certificate dated May 12, 2006, or May 27, 2007, as applicable, are in full force and effect on and as of the date hereof without revocation, modification, or amendment in any respect and certifying that Curt Warnock is the Senior Vice President and Vice President of Indemnitors, as reflected on the signature pages to this Fifth Amendment.
     3. Additional Party as Surety. Safeco Insurance Company of America, along with all of its Affiliates, Subsidiaries, co-sureties, and reinsurers, and/or any of the aforementioned entities’ successors or assigns is a Surety under the Agreement as of the date hereof (or as of the date they first issued a Bond, if earlier) with all of the rights and responsibilities of a Surety under the terms of the Agreement (including under Section 5 thereof) as if Safeco Insurance Company of America had been an original signatory to the Agreement.
     4. Security Interest; Obligation Secured. Section 5 of the Agreement is hereby amended by inserting the following sentence after the first sentence thereof:
Further, neither of Federal Insurance Company and Safeco Insurance Company of America, as Surety, and each of their Affiliates and Subsidiaries, will have a security interest in any Collateral related to projects for which such company (including its Affiliates and Subsidiaries) has not issued a Bond.
     Section 5 of the Agreement is further amended by inserting the following sentence at the end of the first paragraph:
Safeco Insurance Company of America, and its Affiliates and Subsidiaries, will not have any security interest or other interest in the Existing Letters of Credit and the Existing Pledge Collateral.
     5. Notices. Section 38 of the Agreement is hereby amended to provide that notices to Federal Insurance Company should be sent to the attention of Warren Eichhorn and Matt Lubin and to add the following address to which notices to Surety will be given:
Safeco Insurance Company of America
1001 4th Avenue
Surety Suite 1700
Seattle, WA 98154
Attn: Blake Wilcox
     6. Representations and Warranties of Indemnitors. Each Indemnitor represents and warrants to Surety that all of the representations and warranties made by Indemnitors in the Agreement (whether made as an Indemnitor or as a Principal) and in this Fifth Amendment are true and correct as applicable to such Principal or Indemnitor in all material respects, as of the date hereof (except to the extent its representations and warranties specifically relate to an earlier date).

     Each New Indemnitor represents and warrants to Surety that all of the representations and warranties made by Indemnitors in the Agreement (whether made as an Indemnitor or as a Principal) are true and correct as applicable to such New Indemnitor in all material respects, as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date). Each New Indemnitor hereby acknowledges, agrees, and confirms that, by its execution of this Fifth Amendment, the New Indemnitor will be deemed to be a party to the Agreement, as amended by this Fifth Amendment, and an “Indemnitor” and “Principal” for all purposes of the Agreement, as amended by this Fifth Amendment, and will have all the obligations of an Indemnitor and Principal thereunder as if it had executed the Agreement. Each New Indemnitor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, and conditions contained in the Agreement, as amended by this Fifth Amendment, applicable to such New Indemnitor (whether as an Indemnitor or Principal). Without limiting the generality of the foregoing terms of this Section 6, each New Indemnitor hereby grants to the Surety a security interest in any and all right, title and interest of such New Indemnitor in and to the Collateral of such New Indemnitor to secure the prompt payment and performance in full when due of any Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended or renewed.
     7. Power of Attorney. Each New Indemnitor hereby irrevocably constitutes and appoints Integrated Electrical Services, Inc. (and all officers, employees, or agents designated by Integrated Electrical Services, Inc.), with full power of substitution, as such New Indemnitor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such New Indemnitor and in the name of such New Indemnitor or in its own name, from time to time in Integrated Electrical Services, Inc.’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Fifth Amendment or the Agreement and to amend, modify, or supplement the Agreement or other Surety Credit Documents in any manner. Each New Indemnitor hereby ratifies and agrees to be bound by, to the fullest extent permitted by law, all that Integrated Electrical Services, Inc. will lawfully do or cause to be done by virtue hereof.
     8. Continuing Effect. Except as specifically set forth in this Fifth Amendment, the Agreement remains in full force and effect as originally written.
     9. Counterparts. This Fifth Amendment may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.
     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Kenneth C. Wendel
Its:	Assistant Secretary

SAFECO INSURANCE COMPANY OF AMERICA

By:	/s/ Vincent P. Forte
Its:	Vice President

PRINCIPAL:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock

Curt Warnock, Senior Vice President
[This space intentionally left blank.]

BRYANT ELECTRIC COMPANY, INC.
IES COMMERCIAL, INC.[1]
IES CONSOLIDATION, LLC[2]
IES HOUSTON RESOURCES, INC.
IES INDUSTRIAL, INC.[3]
IES RESIDENTIAL, INC.[4]
MARK HENDERSON, INCORPORATED
MID-STATES ELECTRIC COMPANY, INC.
PAN AMERICAN ELECTRIC, INC.
THOMAS POPP & COMPANY

By:	/s/ Curt L. Warnock
Curt Warnock
Vice President

MILLS ELECTRIC LP
By:	Mills Management LLC

By:	/s/ Curt L. Warnock
Curt Warnock
Vice President

[1]	The following Principal/Indemnitors to the Agreement (prior to this Fifth Amendment) merged into IES Commercial, Inc.: Aladdin Ward Electric & Air, Inc.; Amber Electric, Inc; ARC Electric, Incorporated; Bexar Electric Company, Ltd.; Commercial Electrical Contractors, Inc.; Daniel Electric Contractors, Inc.; Electro-Tech, Inc.; Federal Communications Group, Inc.; Hatfield Reynolds Electric Company; Menninga Electric, Inc.; Newcomb Electric Company, Inc.; New Technology Electrical Contractors, Inc.; PrimeNet, Inc.; Primo Electric, Inc.; Rivera Electric, LLC; Rodgers Electric Company, Inc.; Ron’s Electric, Inc.; and Valentine Electrical, Inc.

[2]	The following Principal/Indemnitors to the Agreement (prior to this Fifth Amendment) merged into IES Consolidation, LLC: Bachofner Electric, Inc.; Cross State Electric, Inc.; Neal Electric, LP; and Paulin Electric Company, Inc.

[3]	Successor by name change to Davis Electric Constructors, Inc. The following Principal/Indemnitors to the Agreement (prior to this Fifth Amendment) merged into IES Industrial, Inc.: Haymaker Electric, Ltd. and Kayton Electric, Inc.

[4]	The following Principal/Indemnitor to the Agreement (prior to this Fifth Amendment) merged into IES Residential, Inc.: Mitchell Electric Company, Inc.

RAINES ELECTRIC LP
By:	Raines Management LLC, its general partner

	By:	/s/ Curt L. Warnock
Curt Warnock
Vice President

INDEMNITORS:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock

Curt Warnock, Senior Vice President

BRYANT ELECTRIC COMPANY, INC.
IES COMMERCIAL, INC.
IES CONSOLIDATION, LLC
IES HOUSTON RESOURCES, INC.
IES INDUSTRIAL, INC.
IES RESIDENTIAL, INC.
MARK HENDERSON, INCORPORATED
MID-STATES ELECTRIC COMPANY, INC.
PAN AMERICAN ELECTRIC, INC.
THOMAS POPP & COMPANY

By:	/s/ Curt L. Warnock

Curt Warnock
Vice President

MILLS ELECTRIC LP
By:	Mills Management LLC

	By:	/s/ Curt L. Warnock
Curt Warnock
Vice President

RAINES ELECTRIC LP
By:	Raines Management LLC, its general partner

	By:	/s/ Curt L. Warnock
Curt Warnock
Vice President

PRINCIPAL

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Integrated Electrical Services, Inc.	1800 West Loop South, Suite 500 Houston, Texas 77027	Corporation	Delaware	76-0542208	IES

Bryant Electric Company, Inc.	215 Balfour Drive Archdale, North Carolina 27263-3117	Corporation	North Carolina	56-154780	None

IES Commercial, Inc.	2328 W. Huntington Drive Tempe, AZ 85282	Corporation	Delaware	16-1664197	ARC Electric

ARC Electric, Incorporated

Advantage Controls

Aladdin Ward Electric & Air, Inc.

Amber Electric, Inc.

BW/BEC, Inc.

BW/BEC II LLC

Bexar Communications

Bexar Electric Company, Inc.

Bexar Electric Company, Ltd.

Collier Daniel Electric Collier Electric

Commercial Communications

Commercial Electrical Contractors, Inc.

Daniel Electrical
EXHIBIT A

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Daniel Electric Contractors, Inc.

Daniel Electrical Treasure Coast

Electro-Tech, Inc.

Electro Tech of Nevada

Federal Communications Group, Inc.

Hatfield Reynolds Electric Company

IES Communications, Inc.

IES Federal Contract Group, Inc.

IES Northplains

Menninga Electric, Inc.

Newcomb Electric, Inc.

New Tech Electric

New Tech Services

New Technology Electrical Contractors, Inc.

PrimeNet

PrimeNet, Inc.

Primo Electric Company

Rivera Electric

Rivera Electric LLC

Rodgers Electric

2

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Company, Inc. Ron’s Electric Company, Inc. Valentine Communications Valentine Electrical, Inc.

IES Consolidation, LLC	1800 WestLoop South, Suite 500 Houston, TX 77027	Limited Liability Company	Delaware	26-0733980	Bachofner Electric, Inc. Cypress Electrical Contractors, Inc. Intelligent Building Solutions, Inc. PrimeNet

IES Houston Resources, Inc.	6510 Bourgeouis Road Houston, Texas 77066	Corporation	Delaware	76-214796	Gray Electric

IES Mutifamily Resources

J.W. Gray Electrical Contractors, LP

J.W. Gray Holdings II LLC

J.W. Gray Electric Company, Inc.

Pollock Summit Electric LP

Pollock Summit Holdings II LLC

Pollock Summit Electric

SecurePro Alarm Systems

Summit Electric of Texas, Inc.

Tesla Power and Automation L.P.

3

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Tesla Power (Nevada) II LLC

IES Industrial, Inc.	610 Bourgeois Road Houston, TX 77066	Corporation	South Carolina	57-0474303	Charles P. Bagby Co., Inc.

Davis Constructors

Davis Electric Constructors, Inc.

Davis International, a division of Davis Electrical Constructors, Inc.

General Partner, Inc.

Haymaker Electric, Ltd.

Kayton Electric, Inc.

Murray Electrical Contractors, Inc.

IES Residential, Inc.	10203 Mula Circle Stafford, TX 77477	Corporation	Delaware	74-1774028	Austin Stafford Electric

Cross State Electric, Inc.

HSE Alarm Systems

HSE Electrical Contractors

HSE Electrical Services

HSE Special Systems

Houston-Stafford Electric

Houston-Stafford Electrical Contractors, LP

Houston-Stafford Holdings II, LLC

4

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Houston-Stafford Electric, Inc. Mitchell Electric Company, Inc. Neal Electric, LP Neal Electric, LLC Paulin Electric Paulin Electric Company, Inc.

Mark Henderson, Incorporated	5322 Snapfinger Park Drive Decatur, Georgia 30035-4040	Corporation	Delaware	76-0576830	Mark Henderson

Mid-States Electric Company, Inc.	1800 West Loop South, Suite 500, Houston, TX 77027	Corporation	Delaware	62-1746956	None

Mills Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2095984	Mills Electrical Contractors

Pan American Electric, Inc.	1300 Fort Negley Boulevard Nashville, Tennessee 37203	Corporation	Tennessee	62-0985675	None

Raines Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2132532	Raines Electrical Contractors

Thomas Popp & Company	10152 International Blvd. Cincinnati, Ohio 45246	Corporation	Ohio	31-1112666	None

5

INDEMNITORS

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITORS	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Integrated Electrical Services, Inc.	1800 West Loop South, Suite 500 Houston, Texas 77027	Corporation	Delaware	76-0542208	IES

Bryant Electric Company, Inc.	215 Balfour Drive Archdale, North Carolina 27263-3117	Corporation	North Carolina	56-154780	None

IES Commercial, Inc.	2328 W. Huntington Drive Tempe, AZ 85282	Corporation	Delaware	16-1664197	ARC Electric

ARC Electric, Incorporated

Advantage Controls

Aladdin Ward Electric & Air, Inc.

Amber Electric, Inc.

BW/BEC, Inc.

BW/BEC II LLC

Bexar Communications

Bexar Electric Company, Inc.

Bexar Electric
Company, Ltd. Collier Daniel Electric Collier Electric Commercial Communications Commercial Electrical Contractors, Inc. Daniel Electrical
EXHIBIT B

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITORS	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Daniel Electric Contractors, Inc.

Daniel Electrical Treasure Coast

Electro-Tech, Inc.

Electro Tech of Nevada

Federal Communications Group, Inc.

Hatfield Reynolds Electric Company

IES Communications, Inc.

IES Federal Contract Group, Inc.

IES Northplains

Menninga Electric, Inc.

Newcomb Electric, Inc.

New Tech Electric

New Tech Services

New Technology Electrical Contractors, Inc.

PrimeNet

PrimeNet, Inc.

Primo Electric Company

Rivera Electric

Rivera Electric LLC

Rodgers Electric

2

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITORS	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Company, Inc. Ron’s Electric Company, Inc. Valentine Communications Valentine Electrical, Inc.
IES Consolidation, LLC	1800 WestLoop South, Suite 500 Houston, TX 77027	Limited Liability Company	Delaware	26-0733980	Bachofner Electric, Inc. Cypress Electrical Contractors, Inc. Intelligent Building Solutions, Inc. PrimeNet

IES Houston Resources, Inc.	6510 Bourgeouis Road Houston, Texas 77066	Corporation	Delaware	76-214796	Gray Electric

IES Mutifamily Resources

J.W. Gray Electrical Contractors, LP

J.W. Gray Holdings II LLC

J.W. Gray Electric Company, Inc.

Pollock Summit Electric LP

Pollock Summit Holdings II LLC

Pollock Summit Electric

SecurePro Alarm Systems

Summit Electric of Texas, Inc.

Tesla Power and Automation L.P.

3

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITORS	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Tesla Power (Nevada) II LLC

IES Industrial, Inc.	610 Bourgeois Road Houston, TX 77066	Corporation	South Carolina	57-0474303	Charles P. Bagby Co., Inc.
Davis Constructors

Davis Electric Constructors, Inc.

Davis International, a division of Davis Electrical Constructors, Inc.

General Partner, Inc.

Haymaker Electric, Ltd.

Kayton Electric, Inc.

Murray Electrical Contractors, Inc.

IES Residential, Inc.	10203 Mula Circle Stafford, TX 77477	Corporation	Delaware	74-1774028	Austin Stafford Electric

Cross State Electric, Inc.

HSE Alarm Systems

HSE Electrical Contractors

HSE Electrical Services

HSE Special Systems

Houston-Stafford Electric

Houston-Stafford Electrical
Contractors, LP

Houston-Stafford
Holdings II, LLC

4

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITORS	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Houston-Stafford Electric, Inc. Mitchell Electric Company, Inc. Neal Electric, LP Neal Electric, LLC Paulin Electric Paulin Electric Company, Inc.

Mark Henderson, Incorporated	5322 Snapfinger Park Drive Decatur, Georgia 30035-4040	Corporation	Delaware	76-0576830	Mark Henderson

Mid-States Electric Company, Inc.	1800 West Loop South, Suite 500, Houston, TX 77027	Corporation	Delaware	62-1746956	None

Mills Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2095984	Mills Electrical Contractors

Pan American Electric, Inc.	1300 Fort Negley Boulevard Nashville, Tennessee 37203	Corporation	Tennessee	62-0985675	None

Raines Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2132532	Raines Electrical Contractors

Thomas Popp & Company	10152 International Blvd. Cincinnati, Ohio 45246	Corporation	Ohio	31-1112666	None

5